                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 26, 1996


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


           TEXAS                       0-22258                  75-1432205
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)


        8235 DOUGLAS AVENUE,                                     75225
      SUITE 400, DALLAS, TEXAS                                 (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


   The press release dated September 26, 1996 that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated September 26, 1996 reporting on the Company's Colombian development program.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AVIVA PETROLEUM INC.



Date:  September 26, 1996                /s/ James L. Busby
                                         ------------------------------
                                         James L. Busby
                                         Treasurer
                                         (principal accounting officer)

EXHIBITS

Number                        Description of Exhibit
- ------                        ----------------------

**20.1 Press release dated September 26, 1996 reporting on the Company's Colombian development program.



- -----------
**  Filed Herewith